UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

December 16, 2021

Date of Report

(Date of earliest event reported)

TOFUTTI BRANDS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-09009	13-3094658
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 Jackson Drive Cranford, New Jersey 07016
(Address of principal executive offices and zip code)

(908)272-2400
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	TOFB	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

At the Registrant’s Annual Meeting of Shareholders held on December 16, 2021, the shareholders of the Registrant entitled to vote at the meeting voted to (i) elect the four individuals named below to serve as directors of the Registrant to hold office until the Annual Meeting of Shareholders to be held in 2022 and until their successors have been duly elected and qualified, and (ii) ratify the appointment of Mazars USA LLP as the Registrant’s independent registered public accounting firm for the fiscal year ending January 1, 2022.

1.	The votes cast by shareholders with respect to the election of directors were as follows.

	For	Withheld	Broker Non-Votes	% Votes For
Joseph N. Himy	3,264,565	77,665	613,850	65.3%
Scott Korman	3,364,156	78,074	613,850	65.3%
Efraim Mintz	3,363,740	78,490	613,850	65.3%
Franklyn Snitow	3,362,956	79,274	613,850	65.3%

2.	The votes cast by shareholders with respect to the ratification of the selection of Mazars USA LLP as the Registrant’s independent registered public accounting firm for the fiscal year ending January 1, 2022 were as follows.

For	Withheld	Abstain	Broker Non-Votes	% Votes For
3,859,254	1,238	195,588	0	74.9%

ITEM 8.01 OTHER EVENTS

On December 16, 2021, the Board of Directors of the Registrants adopted amendments of the Registrant’s 2014 Equity Incentive Plan (the “Plan’). Such amendments updated the Plan to: (i) reflect that the Tax Cuts and Jobs Act modified Section 162(m) of the Internal Revenue Code of 1986, as amended, eliminated tax advantages for so-called “performance-based compensation” and to clarify that such awards will no longer be available under the Plan; (ii) to provide that Stock Option Committee under the Plan shall be composed of individuals who are “non-employee directors” as defined in Rule 16b-3 of the Securities Exchange Act of 1934, as amended; and (iii) to eliminate the limitation on the number of shares of Common Stock of the Registrant that may be issued as Awards under the Plan.

The foregoing descriptions of the amendments to the Plan are qualified in their entirety by reference to the full text of the First Amendment to the Tofutti Brands Inc 2014 Equity Incentive Plan which is filed as Exhibits 99.1 to this Current Report on Form 8-K and are incorporated in this Report by reference.

At the Annual General Meeting of Shareholders the Registrant announced that the OTC Markets Inc. had notified the Registrant that it has qualified to trade on the OTCQX Best Market and that the upgrade from the OTCQB Venture Market will take place in January 2022.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

Exhibit	Description
99.1	First Amendment to the Tofutti Brands Inc 2014 Equity Incentive Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 16, 2021	TOFUTTI BRANDS INC.
(Registrant)

	By:	/s/Steven Kass
Steven Kass
Chief Executive Officer